Virtus Global Dividend Fund,

a Series of Virtus Opportunities Trust

Supplement dated June 16, 2015 to the Summary Prospectus dated January 28, 2015,

the Statutory Prospectus dated January 28, 2015, as supplemented,

and the Statement of Additional Information dated March 23, 2015, as supplemented

Important Notice to Investors

Effective July 31, 2015, the fund’s name will be changed to Virtus Global Infrastructure Fund. The fund will continue to invest at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States.

All other disclosure concerning the fund, including fees, expenses and portfolio management remains unchanged.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/GDF NameChange (6/2015)